UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2009

BERKSHIRE HATHAWAY INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14905	47-0813844
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

3555 Farnam Street
Omaha, Nebraska	68131
(Address of principal executive offices)	(zip Code)

Registrant’s telephone number, including area code: (402) 346-1400

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

As previously disclosed in the Quarterly Report on Form 10-Q for the period ended March 31, 2009, Berkshire Hathaway Inc. (“Berkshire”) adopted the provisions of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51,” (“SFAS 160”) on January 1, 2009. The accounting and recognition provisions of SFAS 160 are required to be adopted prospectively. The initial adoption of SFAS 160 did not have a material impact on Berkshire’s consolidated financial condition, results of operations or cash flows.

As a result of the retrospective presentation and disclosure requirements of SFAS 160, Berkshire reclassified noncontrolling interests to a separate component of shareholders’ equity in the Consolidated Balance Sheets for all periods presented in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. Previously, these amounts were reported separately as minority shareholders’ interests and other liabilities in the Consolidated Balance Sheets. The effect on Berkshire’s Consolidated Balance Sheets related to the adoption of SFAS 160 is summarized as follows (in millions):

	December 31,
	2008	2007
Total shareholders’ equity previously reported (1)	$109,267	$120,733
SFAS 160 reclassification of noncontrolling interests	4,440	2,668

Total shareholders’ equity, as adjusted for the adoption of SFAS 160	$113,707	$123,401

Additionally, the adoption of SFAS 160 requires that net earnings reported in the Consolidated Statements of Earnings include earnings attributable to noncontrolling interests. Earnings attributable to Berkshire shareholders and earnings attributable to noncontrolling interests are reported separately. Previously, earnings attributable to noncontrolling interests were reported as minority shareholders’ interests. Earnings per share computations under SFAS 160 continue to be based upon net earnings attributable to Berkshire shareholders, so SFAS 160 had no impact on previously reported earnings per share.

The effect on the Consolidated Statements of Earnings related to the adoption of SFAS 160 is summarized as follows (in millions):

	Year Ended December 31,
	2008	2007	2006
Net earnings, as previously reported (1)	$4,994	$13,213	$11,015
SFAS 160 reclassification of noncontrolling interests	602	354	258

Net earnings, as adjusted for the adoption of SFAS 160	5,596	13,567	11,273
Net earnings attributable to noncontrolling interests	602	354	258

Net earnings attributable to Berkshire shareholders	$4,994	$13,213	$11,015

SFAS 160 also resulted in a change to the operating cash flows section of the Consolidated Statements of Cash Flows. Earnings attributable to noncontrolling interests are included in net earnings, offset with a corresponding elimination of the minority interests component of the adjustments to reconcile net earnings to operating cash flows. The change did not otherwise impact Berkshire’s Consolidated Statements of Cash Flows.

(1)	As originally presented in Item 8 – Financial Statements and Supplementary Data of Berkshire’s Annual Report on Form 10-K for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 7, 2009	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer